UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 19, 2021

PSYCHEMEDICS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Deleware	1-13738	58-1701987
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

289 Great Road, Acton, Massachusetts 01720
(Address of Principal Executive Offices) (Zip Code)

(978) 206-8220
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.005 par value	PMD	The Nasdaq Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

On March 19, 2021, Psychemedics Corporation (the “Company”) entered into a conditional waiver and on March 23, 2021 the Company entered into Amendment Number 002 to Master Loan and Security Agreement (collectively the “Waiver and Amendment”) with Banc of America Leasing & Capital, LLC (the “Lender”).

The Waiver and Amendment waived a certain event of default under, and amended certain terms and conditions of, that certain Master Loan and Security Agreement and related documentation dated March 19, 2014, as amended, between the Company and the Lender (collectively the “Equipment Loan Arrangement”).

The Waiver and Amendment amended the Equipment Loan Arrangement in order to, among other things, waive the minimum required EBITDA of $1 for the fourth quarter of fiscal 2020.  The Waiver and Amendment also amended the amount of minimum required EBITDA for the first quarter of 2021 from $225,000 to $1.

The foregoing summary of the material terms of the Waiver and Amendment is qualified in its entirety by the full text of the Waiver and Amendment which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On March 23, 2021, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 2.02, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

The following exhibits are filed herewith:

10.1	Conditional Waiver dated March 19, 2021 and Amendment Number 002 dated March 23, 2021 to Master Loan and Security Agreement Amendment dated March 19, 2014 between Banc of America Leasing & Capital, LLC and Psychemedics Corporation.

99.1	Press Release dated March 23, 2021 of Psychemedics Corporation announcing its financial results for the fourth quarter and year ended December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION

Date: March 23, 2021	By:	/s/ Andrew Limbek
Andrew Limbek
Vice President, Controller